SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2008 (August 8, 2008)

EMERGENT GROUP INC.
(Exact name of Registrant as specified in Charter)

Nevada	0-21475	93-1215401
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10939 Pendleton Street, Sun Valley, CA	91352
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(818) 394-2800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

Emergent Group Inc., (“Emergent”) through its wholly owned subsidiary PRI Medical Technologies, Inc. (“PRI”), entered into an agreement on August 2, 2008 to purchase assets of the Surgical Services Division (the “Services Division”) of PhotoMedex, Inc. (“PHMD”).  The acquired assets included accounts receivable, inventory and medical equipment. The Services Division provides mobile laser and technician services in 11 Northeast, Middle Atlantic and Southeast states and presently services 18 individual local markets. This acquisition expands PRI’s geographic coverage to a total of 16 states.

The acquisition closed, effective August 8, 2008, with PRI paying PHMD the final purchase price of $3,149,737. PRI satisfied the purchase price by paying cash of $1,399,737 from its existing cash balance and by incurring an equipment lease financing loan of $1,750,000 from a bank. The equipment lease is collaterialized by the acquired assets and other unencumbered assets of PRI and provides for monthly payments of principal and interest of $46,387 over 42 months, with interest at 6.4%. The lease agreement also requires Emergent to meet certain financial covenants over the loan term.

In connection with the acquisition transaction Emergent raised additional capital through the private placement of its Common Stock. On July 31, 2008, Emergent received investment commitments totaling $1,130,890 from 15 investors to purchase Emergent’s Common Stock. The commitments consisted of 665,229 Units at an offering price of $1.70 per Unit. Each Unit consisted of one share of Common Stock and a Warrant to purchase 0.6 share of Common Stock at an exercise price of $1.75 per whole share. The Warrants expire at the close of business on July 31, 2013. Of the 665,229 Units, 533,825 Units (equivalent to $907,503) were purchased by officers and directors of the Company. The Warrant holders may exercise the Warrants at any time before the expiration date. Since the Warrants were immediately vested and were issued at a price below the market price, such issuance resulted in compensation expense of $93,937 as determined by using the Black Scholes Valuation Model.

In connection with the acquisition of the Services Division on August 8, 2008 the Company signed an amendment to its existing line of credit agreement with a bank whereby its revolving credit line commitment was increased from $1 million to $1.5 million with the expiration date changed to August 3, 2009.  Other terms and conditions for the Agreement remain unchanged.

Forward Looking Statements and Related Risks

Statements contained in this Report on Form 8-K that are not purely historical are forward-looking statements. Such statements can be identified by the use of the forward-looking words "anticipate," "estimate," "project," "likely," "believe," "intend," "expect," or similar words. These statements discuss assumptions, expectations, contain projections regarding future developments, operations, or financial conditions, or state other forward-looking information. When considering such forward-looking statements, you should keep in mind the risk factors contained in our Form 10-KSB for our fiscal year ended December 31, 2007 and other cautionary statements throughout our 2007 Annual Report and other filings with the Securities and Exchange Commission. You should also keep in mind that all forward-looking statements are based on management's existing beliefs about present and future events outside of management's control and on assumptions that may prove to be incorrect. If one or more risks identified in any applicable filings materialize, or any other underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected, or intended.

Item 9.01    Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired

Attached hereto as Exhibit 99.1 are the audited Carve-Out Financial Statements of PhotoMedex Surgical Services (the “Services Division”) as of December 31, 2007 and for the year then ended. These financial statements include the unaudited Carve-Out Financial Statements as of June 30, 2008 and for the six months then ended.

(b)       Pro Forma Financial Information

(c)       Exhibits

Exhibit No.	Description
99.1
Exhibit 99.1 – Audited Carve-Out Financial Statements of PhotoMedex, Inc. Surgical Services Division for the year ended December 31, 2007 and Unaudited Carve-Out Financial Statements for the Six Months Ended June 30, 2008*

* Filed herewith.

Unaudited Pro Forma Financial Information

The following unaudited pro forma combined balance sheet and statement of income reflects the acquisition by PRI of the assets of the Services Division on August 8, 2008. The unaudited pro forma balance sheet and statement of income have been derived from the audited consolidated financial statements of Emergent included in its Annual Report on Form 10-KSB for the year ended December 31, 2007 and from the unaudited consolidated financial statements for the six months ended June 30, 2008 and from the audited carve-out financial statements of the Services Division for the year ended December 31, 2007 and from the unaudited carve-out financial statements for the six months ended June 30, 2008. The carve-out financial statements of the Services Division are attached hereto as an Exhibit to this Form 8-K. The unaudited pro forma combined balance sheet as of December 31, 2007 and June 30, 2008 were prepared as if the acquisition transaction described herein had occurred on those dates. The unaudited pro forma combined statements of income for the year ended December 31, 2007 and six months ended June 30, 2008 are presented as if the acquisition transaction had occurred on January 1, 2007 and January 1, 2008, respectively.

In the opinion of management of Emergent Group, all significant pro forma adjustments, as well as the related description and explanations of such adjustments as described herein, necessary to present fairly the pro forma combined balance sheets and statements of income are reflected in the accompanying pro forma financial statements.

The unaudited pro forma combined balance sheets and statements of income are not necessarily indicative of what actual results would have resulted had the acquisition transaction described herein occurred at December 31, 2007 or June 30, 2008 or on January 1, 2007 or January 1, 2008, nor do they purport to indicate the results of future operations of Emergent and the Services Division acquired from PHMD. Furthermore, no effect has been given in the unaudited pro forma condensed statement of income for synergistic benefits that may be realized from the acquisition of the Services Division or costs that may be incurred in integrating operations. The unaudited pro forma combined balance sheets and statements of income as presented herein should be read in conjunction with the accompanying notes, the historical financial statements and notes to the financial statements of Emergent set forth in Emergent’s periodic and current reports filed with the Securities and Exchange Commission and the carve-out audited and unaudited financial statements and notes of the Services Division attached to this Report.

Emergent Group Inc.
Pro Forma Combined Balance Sheet
December 31, 2007
(Unaudited)

	Emergent	Services	Pro Forma Adjustments				Pro Forma
	Group	Division	Debit		Credit		Combined
ASSETS

CURRENT ASSETS:
Cash	$3,043,654	$-	$1,130,890	3	$1,403,861	4	$2,770,683
Accounts receivable, net	2,313,084	961,440			199,481	1	3,075,043
Inventory, net	504,792	949,362			419,794	1	1,034,360
Prepaids	164,857	-					164,857
Deferred tax assets	915,488	-					915,488

TOTAL CURRENT ASSETS	6,941,875	1,910,802					7,960,431

PROPERTY AND EQUIPMENT, net	4,142,230	2,119,347			486,007	1	5,775,570
OTHER ASSETS
Goodwill	1,120,058	-					1,120,058
Other intangible assets, net	93,930		267,664	4			361,594
Deposits and other assets	104,758	25,479			25,479	1	104,758

TOTAL ASSETS	$12,402,851	$4,055,628	$1,398,554		$2,534,622		$15,322,411

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Capital lease obligations - current portion	$1,143,198	$74,733	$74,733	1	$462,578	2	$1,605,776
Long-term debt - current portion	100,888	-					100,888
Accounts payable	709,027	614,861	614,861	1			709,027
Dividends Payable	1,686,095	-					1,686,095
Accrued expenses and other liabilities	1,559,046	128,768	90,098	1			1,597,716

TOTAL CURRENT LIABILITIES	5,198,254	818,362					5,699,502

Capital lease obligations, net of current portion	2,341,710	179,444	179,444	1	1,287,422	2	3,629,132
Minority interests	592,807	-					592,807
Divisional equity	-	3,057,822	3,057,822	1			-

SHAREHOLDERS' EQUITY:
Preferred stock	-	-					-
Common stock	224,772	-			26,609	3	251,381
Additional paid in capital	14,836,263	-			1,198,219	3	16,034,482
Accumulated deficit	(10,790,955)	-	93,938	3			(10,884,893)
TOTAL SHAREHOLDERS' EQUITY	4,270,080	-					5,400,970

TOTAL LIABILITIES AND EQUITY	$12,402,851	$4,055,628	$4,110,896		$2,974,828		$15,322,411

The accompanying notes are an integral part of these pro forma financial statements.

Notes to Pro Forma Combined Balance Sheet as of December 31, 2007 (Unaudited):

1.	To adjust the assets and liabilities of the Services Division to reflect such assets/liabilities purchased by Buyer and to eliminate those not purchased.

2.
To record equipment financing incurred in connection with the acquisition of assets from PHMD. Principal and interest payable in equal monthly installments over 42 months with interest at 6.4%. In addition, to record the cash payment by Emergent to PHMD for the acquired assets.

3.
To record  proceeds from private placement of Common Stock in connection with acquisition. Emergent raised additional capital of $1,130,890 through the private placement of 665,229 shares of its common stock at a price of $1.70 per share. In addition, to record non-cash Warrant expense of $93,937 as credit to paid in capital and a reduction to retained earnings.

4.	To allocate a portion of the purchase price to the customer list, which is amortized over 10 years.

Emergent Group Inc.
Pro Forma Combined Statement of Income
Year Ended December 31, 2007
Assuming Purchase of Assets Completed on January 1, 2007
(Unaudited)

	Emergent	Services	Pro Forma Adjustments				Pro Forma
	Group	Division	Debit		Credit		Combined

Net Sales	$17,661,541	$7,667,174					$25,328,715

Cost of Sales	10,473,805	6,594,524			616,667	(a)	16,451,662

Gross Margin	7,187,736	1,072,650					8,877,053
Operating Expenses:
Selling, General & Admin	4,390,996	921,027	139,938	(b)(d)			5,451,961

Operating Income (Loss)	2,796,740	151,623					3,425,092

Other (Income) Expense	152,104	83,522	100,200	(b)			335,826

Income (Loss) Before Income Taxes	2,644,636	68,101					3,089,266

Provision for Taxes	183,834	-	43,843	(c)			227,677

Minority Interest in Earnings	692,209	-					692,209
Net Income	$1,768,593	$68,101	$283,980		$616,667		$2,169,381

Basic and Diluted Net Income Per Share:

Basic Earnings Per Share	$0.32	-					$0.35
Fully Diluted Earnings Per Share	$0.31	-					$0.33
Basic Weighted Average Shares Outstanding	5,533,348	-				(e)	6,198,577
Fully Diluted Weighted Average Shares Outstanding	5,798,015	-				(e)	6,523,308

The accompanying notes are an integral part of these pro forma financial statements.

Notes to Pro Forma Combined Statement of Income for the Year Ended December 31, 2007 (Unaudited):

(a)
To adjust (lower) the Services Division's depreciation/amortization  based on the fair value of assets acquired (receivables, inventory and equipment) and their estimated useful lives of 36 to 60 months. In addition, such amount includes amoritzation of customer list, which is amortized over ten years.

(b)
To record interest expense of $100,200 on equipment financing costs incurred in connection with the acquisition. In addition, other miscellaneous expenses of $46,000 related to the acquisition are reflected in general and administrative expenses.

(c)	To record estimated state taxes related to additional states where revenues are generated. Emergent has net operating loss carryforwards available for federal tax purposes.

(d)
To record non-cash expense related to Emergent's issuance of Warrants to purchase Common Stock in connection with the private placement of its Common Stock in July 2008. Approximately 80% of the Common Stock sold in the private placement and the related Warrants were issued to officers and directors of Emergent. This equity transaction was to raise additional capital in connection with the acquisition of assets from PHMD.

(e)
Basic and diluted shares are adjusted to reflect the additional Common Stock issued in connection with Emergent's private placement of Common Stock. In addition, the dilutive effect of the Warrants issued in the private placement are reflected in the fully diluted shares outstanding.

Emergent Group Inc.
Pro Forma Combined Balance Sheet
June 30, 2008
(Unaudited)

	Emergent	Services	Pro Forma Adjustments				Pro Forma
	Group	Division	Debit		Credit		Combined
ASSETS

CURRENT ASSETS:
	$2,032,441	$-	$1,130,890	3	$1,403,861	4	$1,759,470
Accounts receivable, net	2,458,576	788,611			26,652	1	3,220,535
Inventory, net	601,831	797,039			267,471	1	1,131,399
Prepaids	205,746	-					205,746
Deferred tax assets	915,488	-					915,488

TOTAL CURRENT ASSETS	6,214,082	1,585,650					7,232,638

PROPERTY AND EQUIPMENT, net	4,477,595	1,857,343			224,003	1	6,110,935
OTHER ASSETS
Goodwill	1,120,058	-					1,120,058
Other intangible assets, net	71,250	-	267,664	4			338,914
Deposits and other assets	75,204	36,553			36,553	1	75,204

TOTAL ASSETS	$11,958,189	$3,479,546	$1,398,554		$1,958,540		$14,877,749

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Capital lease obligations - current portion	$1,245,392	$39,877	$39,877	1	$462,578	2	$1,707,970
Long-term debt - current portion	50,445	-					50,445
Accounts payable	853,073	540,489	540,489	1			853,073
Accrued expenses and other liabilities	1,598,957	248,921	210,251	1			1,637,627

TOTAL CURRENT LIABILITIES	3,747,867	829,287					4,249,115

Capital lease obligations, net of current portion	2,019,792	160,578	160,578	1	1,287,422	2	3,307,214
Minority interests	706,223	-					706,223
Divisional equity	-	2,489,681	2,489,681	1			-

SHAREHOLDERS' EQUITY:
Preferred stock	-	-					-
Common stock	228,992	-			26,609	3	255,601
Additional paid in capital	14,903,002	-			1,198,219	3	16,101,221
Accumulated deficit	(9,647,687)	-	93,938	3			(9,741,625)
TOTAL SHAREHOLDERS' EQUITY	5,484,307	-					6,615,197

TOTAL LIABILITIES AND EQUITY	$11,958,189	$3,479,546	$3,534,814		$2,974,828		$14,877,749

The accompanying notes are an integral part of these pro forma financial statements.

Notes to Pro Forma Combined Balance Sheet as of June 30, 2008 (Unaudited):

1.	To adjust the assets and liabilities of the Services Division to reflect such assets/liabilities purchased by Emergent and to eliminate those not purchased.

2.
To record equipment financing incurred in connection with the acquisition of assets from PHMD. Principal and interest payable in equal monthly installments over 42 months with interest at 6.4%. In addition, to record the cash payment by Emergent to PHMD for the acquired assets.

3.
To record  proceeds from private placement of Common Stock in connection with acquisition. Emergent raised additional capital of $1,130,890 through the private placement of 665,229 shares of its common stock at a price of $1.70 per share. In addition, to record non-cash Warrant expense of $93,937 as credit to paid in capital and a reduction to retained earnings.

4.	To allocate a portion of the purchase price to the customer list, which is amortized over 10 years.

Emergent Group Inc.
Pro Forma Combined Statement of Income
Six Months Ended June 30, 2008
Assuming Purchase of Assets Completed on January 1, 2008
(Unaudited)

	Emergent	Services	Pro Forma Adjustments				Pro Forma
	Group	Division	Debit		Credit		Combined

Net Sales	$9,405,838	$3,661,749					$13,067,587

Cost of Sales	5,316,017	3,014,311			184,035	(a)	8,146,293

Gross Margin	4,089,821	647,438					4,921,294
Operating Expenses:
Selling, General & Admin	2,255,094	558,760	139,938	(b)(d)			2,953,792

Operating Income (Loss)	1,834,727	88,678					1,967,502

Other (Income) Expense	73,075	11,602	50,100	(b)			134,777

Income (Loss) Before Income Taxes	1,761,652	77,076					1,832,725

Provision for Taxes	135,500	5,728	15,396	(c)			156,624

Minority Interest in Earnings	482,884	-					482,884
Net Income	$1,143,268	$71,348	$205,434		$184,035		$1,193,217

Basic and Diluted Net Income Per Share:

Basic Earnings Per Share	$0.20	-					$0.19
Fully Diluted Earnings Per Share	$0.19	-					$0.18
Basic Weighted Average Shares Outstanding	5,688,150	-				(e)	6,353,379
Fully Diluted Weighted Average Shares Outstanding	5,947,420	-				(e)	6,672,713

The accompanying notes are an integral part of these pro forma financial statements.

Notes to Pro Forma Combined Statement of Income for the Six Months Ended June 30, 2008 (Unaudited):

(a)
To adjust (lower) the Services Division's depreciation/amortization  based on the fair value of assets acquired (receivables, inventory and equipment) and their estimated useful lives of 36 to 60 months. In addition, such amount includes amoritzation of customer list, which is amortized over ten years.

(b)
To record interest expense of $50,100 on equipment financing costs incurred in connection with the acquisition. In addition, other miscellaneous expenses of $46,000 related to the acquisition are reflected in general and administrative expenses.

(c) To record estimated state taxes related to additional states where revenues are generated. Emergent has net operating loss carryforwards available for federal tax purposes.

(d)
To record non-cash expense related to Emergent's issuance of Warrants to purchase Common Stock in connection with the private placement of its Common Stock in July 2008. Approximately 80% of the Common Stock sold in the private placement and the related Warrants were issued to officers and directors of Emergent. This equity transaction was to raise additional capital in connection with the acquisition of assets from PHMD.

(e)
Basic and diluted shares are adjusted to reflect the additional Common Stock issued in connection with Emergent's private placement of Common Stock. In addition, the dilutive effect of the Warrants issued in the private placement are reflected in the fully diluted shares outstanding.

Exhibits

(c)
Exhibit 99.1 – Audited Carve-Out Financial Statements of PhotoMedex, Inc. Surgical Services Division for the year ended December 31, 2007 and Unaudited Carve-Out Financial Statements for the Six Months Ended June 30, 2008*

____________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EMERGENT GROUP INC.
(Registrant)

Dated: October 22, 2008	By:	/s/ William M. McKay
William M. McKay, Chief Financial Officer